Balance Sheet Components - Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Payables and Accruals [Abstract]
Accrued inventory	$ 4,560	$ 798	$ 299
Accrued research and development expenses	212	421	236
Accrued professional services	2,784	553	179
Operating lease liabilities	782		505
Others	1,403	1,137	1,222
Total accrued expenses and other current liabilities	$ 8,959	$ 2,909	$ 2,441